EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said
JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                           /s/ Thomas M. Belk      (SEAL)
                           Name:  Thomas M. Belk
                           Date:  May 1, 1995

                                               EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said
JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.


                        /s/ William E. Blackwell  (SEAL)
                        Name:  William E. Blackwell
                        Date:  May 1, 1995

                                               EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                            /s/ Edwin B. Borden    (SEAL)
                            Name:  Edwin B. Borden
                            Date:  May 1, 1995

                                               EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said
JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.


                   /s/ William H. Cunningham, Jr.  (SEAL)
                   Name:  William H. Cunningham, Jr.
                   Date:  May 1, 1995

                                                     EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said
JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                        /s/ C. Randolph Ferguson   (SEAL)
                        Name:  C. Randolph Ferguson
                        Date:  May 1, 1995

                                                            EXHIBIT 24
                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said
JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                           /s/ Dennis R. Glass     (SEAL)
                           Name:  Dennis R. Glass
                           Date:  May 1, 1995

                                                          EXHIBIT 24
                   POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                           /s/ Robert G. Greer     (SEAL)
                           Name:  Robert G. Greer
                           Date:  May 1, 1995

                                                                EXHIBIT 24
                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said
JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                     /s/ George W. Henderson, III  (SEAL)
                     Name:  George W. Henderson, III
                     Date:  May 1, 1995

                                                        EXHIBIT 24
                   POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said
JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                        /s/ Hugh L. McColl, Jr.    (SEAL)
                        Name:  Hugh L. McColl, Jr.
                        Date:  May 1, 1995

                                                           EXHIBIT 24
                     POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and
J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said
JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                               /s/ E. S. Melvin    (SEAL)
                               Name:  E. S. Melvin
                               Date:  May 1, 1995

                                                          EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the
Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                           /s/ William P. Payne    (SEAL)
                           Name:  William P. Payne
                           Date:  May 1, 1995

                                                            EXHIBIT 24

                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                        /s/ Donald S. Russell, Jr. (SEAL)
                        Name:  Donald S. Russell, Jr.
                        Date:  May 1, 1995

                                                           EXHIBIT 24
                    POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                         /s/ Robert H. Spilman     (SEAL)
                         Name:  Robert H. Spilman
                         Date:  May 1, 1995

                                                            EXHIBIT 24
                        POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                         /s/ David A. Stonecipher  (SEAL)
                         Name:  David A. Stonecipher
                         Date:  May 1, 1995

                                                           EXHIBIT 24
                    POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot
Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, and J. Gregory
Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered or sold pursuant to the 1995 Non-Employee Directors' Stock Option Plan to its directors ("JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP
Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky
Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May 1995.

                            /s/ Martha Ann Walls   (SEAL)
                            Name:  Martha Ann Walls
                            Date:  May 1, 1995